UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2022

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive, Suite 100, Ball Ground, Georgia 30107

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (770) 721-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	GTLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. By furnishing this information, we make no admission as to the materiality of any information in this report that is being disclosed solely pursuant to Regulation FD.

Chart Industries, Inc., a Delaware corporation (“Chart”), hereby furnishes the following information regarding its business that was prepared in connection with the financing activities related to the proposed $4.4 billion acquisition (the “Acquisition”) of the business of Howden (as defined below).

Sources and Uses of Funds

We intend to use the proceeds from the Offering (as defined below), and the issuance of Preferred Stock, and borrowings under a new term loan B facility under our senior secured credit facility (the “Term Loan Facility”), to fund the Acquisition and to pay fees and expenses in connection with the Transactions (as defined hereafter), including the payment of certain of Howden’s debt at the closing of the Acquisition (the “Transactions”).

The following table sets forth the estimated sources and uses of funds in connection with the Transactions, assuming that they occurred within 30 days of the Offering and based on estimated amounts outstanding on that date. The actual sources and uses of funds may vary from the estimated sources and uses of funds set forth below.

Sources of Funds		Uses of Funds
(dollars in millions)		(dollars in millions)
Term Loan	$1,315.0	Net consideration for Transactions(4)	$4,347.7
Secured Notes(1)	1,310.0	Transaction fees and expenses (5)	112.3
Unsecured Notes(2)	750.0	Cash to Combined Chart	15.0
Preferred Stock(3)	1,100

Total sources of funds	$4,475.0	Total uses of funds	$4,475.0

(1)	Reflects aggregate principal amount of Secured Notes offered.
(2)	Reflects aggregate principal amount of Unsecured Notes offered.
(3)

Reflects the face amount of Preferred Stock that we agreed to issue to the Primary Seller (as defined below) as consideration for the Acquisition. See our Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on November 9, 2022 for a description of such Preferred Stock. In lieu of Preferred Stock, subject to market conditions, we may offer common stock and/or mandatory convertible equity securities linked to our common stock in one or more public offerings or private placements on terms and at prices that are yet to be determined and use the net proceeds from such offerings to reduce the amount of Preferred Stock. We cannot assure you that any such offerings will be consummated. Any such offering will only be conducted through one or more prospectuses filed under an effective registration statement or pursuant to one or more private placements exempt from registration under the Securities Act (as defined below).

(4)

Represents estimated aggregate consideration payable to the Sellers (as defined below) on the closing of the Transactions of approximately $4.4 billion, net of cash on Howden’s balance sheet, which remains subject to certain purchase price adjustments.

(5)	Represents estimated fees and expenses associated with the Transactions, including financing fees, advisory fees and other transaction costs and professional fees.

Non-GAAP Financial Measures

A copy of the reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP financial measure is furnished pursuant to this Item 7.01 as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01	Other Events

Proposed Offering

On December 5, 2022, Chart issued a press release announcing the commencement of a proposed offering (the “Offering”) of up to $1,310,000,000 aggregate principal amount of senior secured notes due 2030 (the “Secured Notes”) and $750,000,000 aggregate principal amount of senior unsecured notes due 2031 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”), subject to market and other conditions. Chart intends to use the proceeds from the Offering, together with convertible preferred stock Chart may issue to the Primary Seller and borrowings under a new term loan B facility, to fund the previously announced acquisition of Howden and pay all associated costs and expenses. A copy of the press release announcing the Offering is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes will be offered and sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes. No offer, solicitation or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

Financial Statements

As previously announced, on November 8, 2022, Chart entered into the Equity Purchase Agreement (the “Purchase Agreement”) by and among Chart and Granite Holdings I B.V., a Dutch private limited liability company (“Primary Seller”), Granite Holdings II B.V., a Dutch private limited liability company (“BV II”), and Granite US Holdings GP, LLC, a Delaware limited liability company (the “US GP Seller” and, together with Primary Seller and BV II, the “Sellers”), Granite US Holdings LP, a Delaware limited partnership (“Granite US”), Granite Acquisition GmbH, a German limited liability company (“Granite Germany”), Granite Canada Holdings Acquisition Corp., a corporation formed pursuant to the laws of British Columbia (“Granite Canada”), and HowMex Holdings, S. de R.L. de C.V., a Mexican limited liability company (“Granite Mexico” and, together with BV II, Granite US, Granite Germany and Granite Canada, the “Acquired Companies”). Pursuant to the Purchase Agreement and subject to the terms and conditions set forth therein, Chart will acquire, directly or indirectly, from the Sellers all of the equity interests of the Acquired Companies, which collectively constitutes the business of Howden (“Howden”).

In connection with the Acquisition, Chart is filing herewith (i) the audited consolidated financial statements of BV II as of and for the years ended December 31, 2021 and 2020, together with the notes thereto and the independent auditor’s report thereon, which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the unaudited condensed consolidated interim financial statements of BV II as of September 30, 2022 and December 31, 2021 and for the three and nine month periods ended September 30, 2022 and October 1, 2021, together with the notes thereto, which is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference and (iii) the unaudited pro forma condensed combined financial data for Chart and BV II as of September 30, 2022 and for the nine months ended September 30, 2022 and the year ended December 31, 2021, together with the notes thereto, which is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including statements regarding anticipated acquisitions, future cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “indicators”, “outlook,” “guidance,” “continue,” “target,” or the negative of such terms or comparable terminology.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditor.

99.1	Non-GAAP Reconciliations.

99.2	Press Release of Chart Industries, Inc., dated as of December 5, 2022.

99.3	Audited consolidated financial statements of Granite Holdings II B.V. as of and for the years ended December 31, 2021 and 2020, and the independent auditor’s report thereon.

99.4

Unaudited condensed consolidated financial statements of Granite Holdings II B.V. as of September 30, 2022 and December 31, 2021 and for the three and nine month periods ended September 30, 2022 and October 1, 2021.

99.5	Unaudited pro forma condensed combined financial data as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021 and the year ended December 31, 2021.

104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: December 5, 2022

	By:	/s/ Jillian C. Evanko
	Name:	Jillian C. Evanko
	Title:	President and Chief Executive Officer